                                                                   Annual Report
[LOGO] MFS(SM)                                                    for Year Ended
INVESTMENT MANAGEMENT                                          December 31, 1997




MFS(R) GROWTH OPPORTUNITIES FUND



[Graphic Omitted]




                   THE ROTH IRA IS NOW AVAILABLE (see page 31)

TABLE OF CONTENTS

Letter to Shareholders ....................................................  1
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 11
Tax Form Summary .......................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
Roth IRA .................................................................. 31
The MFS Family of Funds(R) ................................................ 32
Trustees and Officers ..................................................... 33

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED DECEMBER 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 23.28%, CLASS B SHARES 22.27%, AND CLASS I SHARES 24.65%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND'S UNDERPERFORMANCE RELATIVE TO ITS BENCHMARK CAN MAINLY BE ATTRIBUTED TO THE PERFORMANCE OF ITS TECHNOLOGY HOLDINGS, WHICH WERE SEVERELY IMPACTED BY THE ASIAN ECONOMIC AND CURRENCY CRISIS IN THE LATTER PART OF THE YEAR.

   o AT THE SAME TIME, THE FUND'S LEISURE, FINANCIAL SERVICES, AND RETAILING HOLDINGS HELPED PERFORMANCE.

   o THE FUND SEEKS COMPANIES WITH GOOD EARNINGS GROWTH, GOOD MANAGEMENT TEAMS, POSITIVE OVERALL TRENDS FOR THEIR INDUSTRIES, STRONG BALANCE SHEETS, AND GOOD VALUATIONS.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

[Photo of A. Keith Brodkin]   MFS Mourns Chairman's Passing
  A. Keith Brodkin            It is with deep regret that we inform you of the
                              death on February 2, 1998, of A. Keith Brodkin,
                              Chairman and Chief Executive Officer of MFS
                              Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

                                                            continued on page 3
LETTER TO SHAREHOLDERS

Dear Shareholders:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD IN 1993.

--------------------------------------------------------------------------------

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          MFS INVESTMENT MANAGEMENT

   On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

--------------------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Paul M. McMahon]
     Paul M. McMahon

For the 12 months ended December 31, 1997, Class A shares of the Fund provided a total return of 23.28%, Class B shares 22.27%, and Class I shares 24.65%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 33.36% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE FUND'S UNDERPERFORMANCE VERSUS ITS BENCHMARK OVER THE PAST YEAR?
A. Relative to growth stock funds in general, the difference was not so great. The S&P 500 was by far the best-performing index last year, but the average growth fund (as measured by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance) returned 25.30%. The Fund was actually doing quite well through October, but it does have a fairly cyclical exposure to technology stocks, which hurt performance. I believe that, over time, technology is still the place to be, but near term there is concern about the impact of the Asian markets on economic growth. Japan is the largest component of the Asian market and that's already been relatively weak, so the rate of change is not overly significant. It's mostly the Asian tiger countries that have seen the tremendous falloff. However, the market's perception of the impact was a lot more negative than mine, and it hit technology stocks pretty severely. At the same time, the Fund's leisure, financial services, and retailing holdings helped performance. Also, the miscellaneous holdings, primarily represented by Tyco International, helped.

Q. AND WHAT DO YOU SEE FOR THE ASIAN MARKETS GOING INTO 1998?
A. I think it's going to take a while to turn around. These countries need to dramatically restructure themselves, as Mexico and Argentina did a few years ago. But for political leaders to take strong, negative medicine is very difficult, and it takes a while to convince them that it is necessary. We're already seeing some countries, like South Korea, taking the right steps. Ultimately, I think the other countries will take steps to restructure their economies and get them back on the right track.

Q. COULD YOU TALK ABOUT THE FUND'S OVERALL INVESTMENT PHILOSOPHY
   AND STRATEGY?
A. The objective of the Fund is to seek growth of capital. We try to do that by focusing on companies in terms of five key factors. The first is good earnings growth. Second, we look for quality management. Third, we look for positive secular trends, which is why we're staying with technology. Fourth, we look for companies that are in good financial shape; that is, that have good balance sheets and are generating positive cash flows. Fifth, we try to invest in companies during periods of valuation weakness, which is another reason why I've been adding to the Fund's technology holdings lately, despite the pullback for this sector.

Q. COULD YOU EXPAND A LITTLE BIT ON WHY YOU LIKE TECHNOLOGY
   GOING FORWARD?
A. To begin with, the United States is probably the strongest economic engine in the world, in that we have the most competitive society. The big investment in technology has been a major reason for that and is critical to the success of most U.S. companies, whether it's in pharmaceuticals, financial services, or any business that needs to stay competitive, lower costs, and increase productivity. As the world becomes a global marketplace, other countries, such as Japan and Germany, are going to have to step up their spending on technology to stay competitive. So while I think we'll still see some moderation in growth for this sector in the early part of 1998, after that I think this industry should come back fairly strongly.

Q. WHILE TECHNOLOGY IS THE LARGEST SECTOR, THE FUND'S TWO LARGEST HOLDINGS ARE TYCO INTERNATIONAL AND HFS, NOW CALLED CENDANT CORP. TELL US ABOUT THESE COMPANIES.
A. Tyco has all the qualities that I'm looking for. It has very strong earnings growth, about 20% per year. It also has high-quality management, a good balance sheet, and positive secular trends in its businesses, such as fire safety, which continues to see strong growth both in installation and service. I still see good earnings growth for this company, and its valuation is still reasonable.

Q. AND WHAT ABOUT CENDANT?
A. The company has gone through a number of consolidations and acquisitions. Most recently, it consolidated with CUC International, a consumer membership club and Internet shopping company, and with this merger, changed its name to Cendant Corp. We believe the company's earnings growth should run 25% to 30% per year over the next couple of years, while its price-to-earnings ratio is in the mid-20s, so it still has good growth in relation to its value. It's a very well-managed company and has significant positive cash flow. Finally, we believe its businesses, including membership clubs, rental cars, hotels, and real estate, should all do well. The company mostly owns franchises, which means minimal investment and a lot of positive cash flow. Also, there are several cross-synergies here, by which one company generates huge numbers of customer files that can then be used to generate leads across a range of businesses.

Q. FINANCIAL SERVICES IS ANOTHER IMPORTANT WEIGHTING FOR THE FUND. COULD YOU TALK ABOUT SOME OF THE COMPANIES YOU LIKE IN THIS SECTOR?
A. Financial services companies have benefited from good earnings and lower interest rates. One holding we like is the Federal Home Loan Mortgage Corp., or Freddie Mac, a secondary home mortgage finance company. Another is Finova Corp., a middle-market lender that has performed well.

Q. HAVE YOU SIGNIFICANTLY INCREASED OR DECREASED POSITIONS IN ANY OTHER SECTORS THIS YEAR?
A. We did significantly decrease the Fund's industrial goods and services position because the earnings outlook seemed to be slowing for a number of these companies. At the same time, there was a moderate increase in the Fund's retailing holdings, in which we found some companies, such as CVS Corp., generating good growth and steady earnings.

Q. EARLIER, YOU SAID THE LEISURE SECTOR HAD DONE WELL. COULD YOU TALK ABOUT SOME STOCKS HERE THAT YOU LIKE?
A. In the radio area, companies such as Clear Channel Communications and Jacor Communications were very strong performers. There's a lot of consolidation activity going on in this industry, and the leading players can assemble more stations and create a better product to sell to advertisers. In the larger markets, this means a company can present a potential advertiser with a package of different radio stations in the same market. Also, the robust economy has helped radio stations raise advertising rates.

Q. APART FROM TECHNOLOGY, ARE THERE ANY STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. Wisconsin Central Corp. was a major disappointment. It missed its earnings by a few pennies, and the market drove the stock down. But we still think the company has high-quality management and high credibility, and we feel they'll be able to turn it around.

Q. WHAT KIND OF INVESTMENT ENVIRONMENT DO YOU ANTICIPATE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENTS IN THE FUND?
A. I think we're still going to see decent economic growth, although it could slow in the first half of 1998. But that means interest rates should come down, which should support current price-to-earnings ratios. However, more moderate growth in the first half could lead to some earnings disappointments, so the key is to focus on companies that can deliver the earnings.
/s/ Paul M. McMahon
    Paul M. McMahon
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   PAUL M. MCMAHON JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS AN INDUSTRY SPECIALIST AND WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1984, VICE PRESIDENT -- INVESTMENTS IN 1986, AND SENIOR VICE PRESIDENT IN 1992. A GRADUATE OF HOLY CROSS COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, HE HAS MANAGED MFS(R) GROWTH OPPORTUNITIES FUND SINCE 1992.

FUND FACTS

  OBJECTIVE:                 THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK GROWTH
                             OF CAPITAL.

  COMMENCEMENT OF INVESTMENT OPERATIONS: SEPTEMBER 9, 1970

  CLASS INCEPTION:           CLASS A  SEPTEMBER 9, 1970
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $982.7 MILLION NET ASSETS AS OF DECEMBER 31, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Growth Opportunities Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended December 31, 1997)

MFS Growth Opportunities            S&P 500                  Consumer Price
    Fund - Class A               Composite Index              Index - U.S.
       $ 9,400                      $10,000                     $10,000
        11,000                       11,000                      10,300
        10,000                       11,200                      10,600
        14,100                       15,300                      10,800
        17,200                       18,900                      11,200
        21,211                       25,163                      11,420

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 1997)


MFS Growth Opportunities            S&P 500                  Consumer Price
    Fund - Class A               Composite Index              Index - U.S.
       $ 9,400                      $10,000                     $10,000
        13,200                       15,400                      10,900
        15,500                       19,400                      11,900
        19,300                       23,000                      12,600
        24,900                       32,100                      13,300
        37,458                       52,567                      14,034

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997
                                                             1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund (Class A)
  including 5.75% sales charge (SEC results)                +16.21%      +23.95%      +16.23%      +14.12%
------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund (Class A)
  at net asset value                                        +23.28%      +26.42%      +17.61%      +14.80%
------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund (Class B)
  with CDSC (SEC results)                                   +18.27%      +24.63%      +16.48%      +14.35%
------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund (Class B)
  at net asset value                                        +22.27%      +25.28%      +16.69%      +14.35%
------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund (Class I)
  at net asset value                                        +24.65%      +26.46%      +17.63%      +14.81%
------------------------------------------------------------------------------------------------------------
Average growth fund+                                        +25.30%      +25.11%      +16.47%      +15.93%
------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                      +33.36%      +31.15%      +20.27%      +18.05%
------------------------------------------------------------------------------------------------------------
Consumer Price Index*#                                      + 2.15%      + 2.67%      + 2.69%      + 3.45%
------------------------------------------------------------------------------------------------------------
+ Source: Lipper Analytical Services, Inc.
* Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I"), which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1997

TOP 10 HOLDINGS (BEGINNING WITH THE LARGEST POSITION IN THE PORTFOLIO)

TYCO INTERNATIONAL LTD.                  PHILIP MORRIS COS., INC.
Manufacturer of fire protection,         Tobacco, food, and beverage
packaging, and electronic equipment      conglomerate

CENDANT CORP.                            CVS CORP.
Franchiser of hotel, real estate,        Drug store chain
and consumer service companies
                                         CADENCE DESIGN SYSTEMS, INC.
MICROSOFT CORP.                          Computer software and systems company
Computer software and systems
company                                  CISCO SYSTEMS, INC.
                                         Computer network developer
COMPUTER ASSOCIATES INTERNATIONAL,
INC.                                     ORACLE CORP.
Computer software company                Developer and manufacturer of
                                         database software
INTEL CORP.
Semiconductor manufacturer

LARGEST SECTORS

      Other Sectors                                      30.4%
      Technology                                         25.1%
      Leisure                                            14.0%
      Miscellaneous                                      12.3%
        (Conglomerates, special products/services)
      Financial Services                                  9.4%
      Retailing                                           8.8%

For a more complete breakdown, refer to the Portfolio of Investments.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $129,248,301 AS A LONG-TERM CAPITAL GAIN.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED DECEMBER 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 100%.

PORTFOLIO OF INVESTMENTS - December 31, 1997

Stocks - 95.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 93.2%
  Advertising - 0.3%
    Universal Outdoor Holdings, Inc.*                                    54,000           $  2,808,000
------------------------------------------------------------------------------------------------------
  Aerospace - 1.1%
    United Technologies Corp.                                           151,300           $ 11,016,531
------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.8%
    Case Corp.                                                          130,800           $  7,905,225
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.2%
    Bank of New York, Inc.                                              114,600           $  6,625,312
    BankBoston Corp.                                                     20,800              1,953,900
    Fleet/Norstar Financial Group, Inc.                                  35,700              2,675,269
                                                                                          ------------
                                                                                          $ 11,254,481
------------------------------------------------------------------------------------------------------
  Business Machines - 0.2%
    Affiliated Computer Services, Inc., "A"*                             82,900           $  2,181,306
------------------------------------------------------------------------------------------------------
  Business Services - 9.8%
    AccuStaff, Inc.*                                                    339,300           $  7,803,900
    Cendant Corp.*                                                    1,606,473             55,222,509
    Concord EFS, Inc.*                                                   33,400                830,825
    DST Systems, Inc.*                                                  163,000              6,958,062
    First Data Corp.                                                    347,100             10,152,675
    Galileo International, Inc.                                         193,900              5,356,488
    Global Directmail Corp.*                                            172,200              2,981,213
    Ikon Office Solutions, Inc.                                         268,700              7,557,187
                                                                                          ------------
                                                                                          $ 96,862,859
------------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Praxair, Inc.                                                       134,300           $  6,043,500
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.8%
    Compaq Computer Corp.                                               111,300           $  6,281,494
    Microsoft Corp.*                                                    317,600             41,049,800
                                                                                          ------------
                                                                                          $ 47,331,294
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 8.8%
    BMC Software, Inc.*                                                 179,500           $ 11,779,687
    Cadence Design Systems, Inc.*                                       830,950             20,358,275
    Computer Associates International, Inc.                             574,175             30,359,503
    Oracle Corp.*                                                       832,975             18,585,755
    Synopsys, Inc.*                                                     142,300              5,087,225
                                                                                          ------------
                                                                                          $ 86,170,445
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 13.3%
    Avis Rent A Car, Inc.*                                               11,900           $    380,056
    Clorox Co.                                                           64,600              5,107,437
    Colgate-Palmolive Co.                                               160,300             11,782,050
    Dollar Thrifty Automotive Group*                                     55,300              1,133,650
    Gillette Co.                                                        138,100             13,870,419
    Philip Morris Cos., Inc.                                            526,800             23,870,625
    Service Corp. International                                          76,600           $  2,829,413
    Tyco International Ltd.                                           1,589,328             71,619,093
                                                                                          ------------
                                                                                          $130,592,743
------------------------------------------------------------------------------------------------------
  Containers - 0.5%
    Stone Container Corp.                                               457,300           $  4,773,069
------------------------------------------------------------------------------------------------------
  Defense Electronics - 1.8%
    Loral Space & Communications Corp.*                                 841,800           $ 18,046,088
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    General Electric Co.                                                163,700           $ 12,011,488
------------------------------------------------------------------------------------------------------
  Electronics - 6.2%
    Altera Corp.*                                                       201,200           $  6,664,750
    Analog Devices, Inc.*                                               390,233             10,804,576
    Intel Corp.                                                         387,800             27,242,950
    Microchip Technology, Inc.*                                         190,400              5,712,000
    Micron Technology, Inc.*                                            207,100              5,384,600
    Xilinx, Inc.*                                                       149,700              5,248,856
                                                                                          ------------
                                                                                          $ 61,057,732
------------------------------------------------------------------------------------------------------
  Entertainment - 5.4%
    CBS Corp.*                                                          108,000           $  3,179,250
    Clear Channel Communications, Inc.*                                 210,800             16,745,425
    Hearst-Argyle Television, Inc.*                                      56,000              1,666,000
    Jacor Communications, Inc.*                                         168,100              8,930,312
    Mirage Resorts, Inc.*                                               464,200             10,560,550
    Time Warner, Inc.                                                    62,700              3,887,400
    Univision Communications, Inc., "A"*                                 42,800              2,987,975
    Viacom, Inc., "B"*                                                  123,300              5,109,244
                                                                                          ------------
                                                                                          $ 53,066,156
------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.3%
    Associates First Capital Corp., "A"                                  52,900           $  3,762,512
    CIT Group, Inc., "A"*                                                25,700                828,825
    Federal Home Loan Mortgage Corp.                                    355,700             14,917,169
    Financial Federal Corp.*                                            188,975              4,464,534
    Finova Group, Inc.                                                  224,700             11,164,781
    Franklin Resources, Inc.                                            120,450             10,471,622
    Green Tree Financial Corp.                                          154,800              4,053,825
    Merrill Lynch & Co., Inc.                                            33,800              2,465,288
                                                                                          ------------
                                                                                          $ 52,128,556
------------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    SunAmerica Inc.                                                     169,450           $  7,243,988
    Travelers Group, Inc.                                               104,350              5,621,856
                                                                                          ------------
                                                                                          $ 12,865,844
------------------------------------------------------------------------------------------------------
  Insurance - 1.2%
    Chubb Corp.                                                          33,100           $  2,503,188
    Conseco, Inc.                                                       205,800              9,351,037
                                                                                          ------------
                                                                                          $ 11,854,225
------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Lear Corp.*                                                          40,200           $  1,909,500
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.8%
    Bristol-Myers Squibb Co.                                            165,900           $ 15,698,288
    Omnicare, Inc.                                                       49,000              1,519,000
                                                                                          ------------
                                                                                          $ 17,217,288
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.4%
    Genesis Health Ventures, Inc.*                                       77,500           $  2,044,062
    Health Management Associates, Inc., "A"*                            163,900              4,138,475
    HEALTHSOUTH Corp.*                                                  347,000              9,629,250
    Lincare Holdings, Inc.*                                              60,200              3,431,400
    Medtronic, Inc.                                                      62,200              3,253,837
    Oxford Health Plans, Inc.*                                          162,300              2,525,794
    United Healthcare Corp.                                             357,300             17,753,344
                                                                                          ------------
                                                                                          $ 42,776,162
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Minerals Technologies, Inc.                                          90,000           $  4,089,375
------------------------------------------------------------------------------------------------------
  Oils - 0.9%
    Mobil Corp.                                                          33,600           $  2,425,500
    USX-Marathon Group                                                  173,700              5,862,375
                                                                                          ------------
                                                                                          $  8,287,875
------------------------------------------------------------------------------------------------------
  Railroad - 2.3%
    Burlington Northern Santa Fe Railway Co.                            100,100           $  9,303,044
    Wisconsin Central Transportation Corp.*                             563,600             13,174,150
                                                                                          ------------
                                                                                          $ 22,477,194
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.8%
    Promus Hotel Corp.*                                                 415,763           $ 17,462,046
------------------------------------------------------------------------------------------------------
  Stores - 6.3%
    Corporate Express, Inc.*                                            308,000           $  3,965,500
    CVS Corp.                                                           345,700             22,146,406
    Linens 'N Things, Inc.*                                              12,600                549,675
    Micro Warehouse, Inc.*                                              223,000              3,108,063
    Office Depot, Inc.*                                                 578,800             13,855,025
    PETsMART, Inc.*                                                     404,100              2,929,725
    Rite Aid Corp.                                                      247,900             14,548,631
    Staples, Inc.*                                                       44,300              1,229,325
                                                                                          ------------
                                                                                          $ 62,332,350
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.8%
    Meyer (Fred), Inc.*                                                  55,500           $  2,018,813
    Safeway, Inc.*                                                      240,800             15,230,600
                                                                                          $ 17,249,413
------------------------------------------------------------------------------------------------------
  Telecommunications - 8.0%
    AT&T Corp.                                                          151,400           $  9,273,250
    3Com Corp.*                                                         153,900              5,376,881
    Ascend Communications, Inc.*                                         97,000              2,376,500
    Bay Networks, Inc.,*                                                282,300              7,216,294
    Cisco Systems, Inc.*                                                343,650             19,158,487
    Glenayre Technologies, Inc.*                                        300,500              2,967,437
    Intermedia Communications, Inc.*                                     33,900              2,059,425
    Metromedia Fiber Network Inc., "A"*                                   7,600                126,350
    Nextlink Communications, Inc., "A"*                                   5,600                119,350
    Qwest Communications International, Inc.*                             5,400                321,300
    Tel-Save Holdings, Inc.*                                            120,100              2,386,988
    Tel-Save Holdings, Inc.*##                                          134,900              2,681,138
    Teleport Communications Group, Inc., "A"*                           157,400              8,637,325
    Tellabs, Inc.*                                                       42,900              2,268,338
    WorldCom, Inc.*                                                     462,130             13,979,432
                                                                                          ------------
                                                                                          $ 78,948,495
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    AES Corp.*                                                          191,400           $  8,924,025
    CalEnergy Co., Inc.*                                                209,300              6,017,375
                                                                                          ------------
                                                                                          $ 14,941,400
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $915,660,640
------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.8%
  Canada - 0.4%
    Canadian National Railway Co. (Railroad)                             95,800           $  4,526,550
    Microcell Telecommunications, "B"
      (Telecommunications)*                                              13,700                 92,475
                                                                                          ------------
                                                                                          $  4,619,025
------------------------------------------------------------------------------------------------------
  Japan - 0.2%
    Canon, Inc. (Office Equipment)                                      102,000           $  2,384,130
------------------------------------------------------------------------------------------------------
  Singapore - 0.1%
    Mandarin Oriental International Ltd. (Restaurants and
      Lodgings)*                                                      1,225,429           $    821,038
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.1%
    British Petroleum PLC, ADR (Oils)                                   133,357           $ 10,626,886
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 18,451,079
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $659,556,092)                                              $934,111,719
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.4%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
    Consolidated Natural Gas Co., due 1/05/98                           $11,985           $ 11,976,877
    Federal Home Loan Bank, due 1/28/98                                   7,300              7,270,435
    Federal Home Loan Mortgage Corp., due 1/02/98                         8,000              7,998,729
    Federal National Mortgage Assn., due 1/14/98                         15,719             15,686,304
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 42,932,345
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $702,488,437)                                         $977,044,064
Other Assets, Less Liabilities - 0.6%                                                        5,636,879
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $982,680,943
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
DECEMBER 31, 1997
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $702,488,437)       $977,044,064
  Cash                                                           1,403,625
  Receivable for Fund shares sold                                  460,173
  Receivable for investments sold                                9,607,623
  Dividends receivable                                             711,376
  Receivable for daily variation margin on futures
    contracts                                                       26,861
  Other assets                                                       7,289
                                                              ------------
      Total assets                                            $989,261,011
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $  1,216,036
  Payable for investments purchased                              4,649,649
  Payable to affiliates -
    Management fee                                                  11,304
    Administrative fee                                                 403
    Shareholder servicing agent fee                                  3,092
    Distribution and service fee                                   497,051
  Accrued expenses and other liabilities                           202,533
                                                              ------------
      Total liabilities                                       $  6,580,068
                                                              ------------
Net assets                                                    $982,680,943
                                                              ============
Net assets consist of:
  Paid-in capital                                             $700,313,224
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies               274,555,622
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                7,892,762
  Accumulated net investment loss                                  (80,665)
                                                              ------------
      Total                                                   $982,680,943
                                                              ============
Shares of beneficial interest outstanding                      70,644,594
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $953,193,840 / 68,475,064 shares of
      beneficial interest outstanding)                          $13.92
                                                                ======
  Offering price per share (100 / 94.25)                        $14.77
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $25,578,320 / 1,888,619 shares of
      beneficial interest outstanding)                          $13.54
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $3,908,783 / 280,911 shares of
      beneficial interest outstanding)                          $13.91
                                                                ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                    $  5,023,609
    Interest                                                          766,491
    Foreign taxes withheld                                            (45,200)
                                                                 ------------
      Total investment income                                    $  5,744,900
                                                                 ------------
  Expenses -
    Management fee                                               $  3,840,881
    Trustees' compensation                                             54,372
    Shareholder servicing agent fee                                 1,183,236
    Distribution and service fee (Class A)                          1,630,304
    Distribution and service fee (Class B)                            213,889
    Administrative fee                                                108,143
    Custodian fee                                                     287,389
    Postage                                                           111,335
    Printing                                                           33,851
    Auditing fees                                                      33,267
    Legal fees                                                          7,017
    Miscellaneous                                                     313,198
                                                                 ------------
      Total expenses                                             $  7,816,882
    Fees paid indirectly                                             (285,991)
                                                                 ------------
      Net expenses                                               $  7,530,891
                                                                 ------------
        Net investment loss                                      $ (1,785,991)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $133,196,511
    Futures contracts                                                 627,335
    Foreign currency transaction                                      (20,327)
                                                                 ------------
      Net realized gain on investments and foreign
        currency transactions                                    $133,803,519
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ 57,486,944
    Translation of assets and liabilities in foreign
      currencies                                                          (5)
                                                                 ------------
      Net unrealized gain on investments and foreign
        currency translation                                     $ 57,486,939
                                                                 ------------
        Net realized and unrealized gain on investments
          and foreign currency                                   $191,290,458
                                                                 ------------
          Increase in net assets from operations                 $189,504,467
                                                                 ============
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                   1997                    1996
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $  (1,785,991)           $ (1,232,233)
  Net realized gain on investments and foreign currency
    transactions                                                   133,803,519              89,761,702
  Net unrealized gain on investments and foreign currency
    translation                                                     57,486,939              64,838,899
                                                                 -------------            ------------
    Increase in net assets from operations                       $ 189,504,467            $153,368,368
                                                                 -------------            ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                              $(118,989,258)           $(88,077,143)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                 (3,160,362)             (1,583,683)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (488,974)              --
                                                                 -------------            ------------
    Total distributions declared to shareholders                 $(122,638,594)           $(89,660,826)
                                                                 -------------            ------------
      Net increase in net assets from Fund share
        transactions                                             $  92,987,853            $ 30,979,068
                                                                 -------------            ------------
      Total increase in net assets                               $ 159,853,726            $ 94,686,610
Net assets:
  At beginning of period                                           822,827,217             728,140,607
                                                                 -------------            ------------

At end of period (including accumulated net investment loss
  of $80,665 and $68,680, respectively)                          $ 982,680,943            $822,827,217
                                                                 =============            ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                               1997              1996              1995            1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $12.97            $11.94            $10.17          $11.56          $11.17
                                                    ------            ------            ------          ------          ------
Income from investment operations# -
  Net investment income (loss)(S)                   $(0.03)           $(0.02)           $ 0.03          $ 0.02          $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      2.96              2.62              3.46           (0.50)           1.73
                                                    ------            ------            ------          ------          ------
      Total from investment operations              $ 2.93            $ 2.60            $ 3.49          $(0.48)         $ 1.80
                                                    ------            ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $ --              $ --              $ --            $(0.01)         $(0.07)
  From net realized gain on investments and
    foreign currency transactions                    (1.98)            (1.57)            (1.72)          (0.83)          (1.32)
  In excess of net investment income                  --                --                --             (0.02)          (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --                --                --             (0.05)           --
                                                    ------            ------            ------          ------          ------
      Total distributions declared to
        shareholders                                $(1.98)           $(1.57)           $(1.72)         $(0.91)         $(1.41)
                                                    ------            ------            ------          ------          ------
Net asset value - end of period                     $13.92            $12.97            $11.94          $10.17          $11.56
                                                    ======            ======            ======          ======          ======
Total return(+)                                     23.28%            21.87%            34.49%         (4.15)%          16.19%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.84%             0.84%             0.87%           0.86%           0.84%
  Net investment income (loss)                     (0.18)%           (0.15)%             0.21%           0.21%           0.60%
Portfolio turnover                                     60%               65%              100%             78%             79%
Average commission rate###                        $ 0.0449          $ 0.0438          $   --          $   --          $   --
Net assets at end of period (000 omitted)         $953,194          $807,657          $721,467        $589,260        $709,839

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been paid by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                           $ --              $ --              $ 0.02          $ 0.01          $ 0.07
    Ratios (to average net assets):
      Expenses##                                      --                --               0.97%           0.96%           0.87%
      Net investment income                           --                --               0.11%           0.11%           0.56%

See notes to financial statements


Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                               1992              1991             1990             1989            1988
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $10.75            $ 9.97           $10.93           $10.96          $10.81
                                                    ------            ------           ------           ------          ------
Income from investment operations -
  Net investment income                             $ 0.15            $ 0.24           $ 0.30           $ 0.36          $ 0.22
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions     0.67              1.94            (0.77)            2.74            0.76
                                                    ------            ------           ------           ------          ------
      Total from investment operations              $ 0.82            $ 2.18           $(0.47)          $ 3.10          $ 0.98
                                                    ------            ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.14)           $(0.18)          $(0.33)          $(0.36)         $(0.19)
  From net realized gain on investments and
    foreign currency transactions                    (0.26)            (1.22)           (0.16)(++)       (2.77)          (0.64)
                                                    ------            ------           ------           ------          ------
      Total distributions declared to
        shareholders                                $(0.40)           $(1.40)          $(0.49)          $(3.13)         $(0.83)
                                                    ------            ------           ------           ------          ------
Net asset value - end of period                     $11.17            $10.75           $ 9.97           $10.93          $10.96
                                                    ======            ======           ======           ======          ======
Total return(+)                                    (8.06)%             9.29%          (4.57)%           28.23%           8.90%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           0.89%             0.88%            0.80%            0.77%           0.86%
  Net investment income                              1.40%             2.14%            2.91%            2.79%           1.90%
Portfolio turnover                                    102%              131%              89%              83%             68%
Net assets at end of period (000 omitted)         $694,084          $739,791         $687,847         $805,712        $767,924

 (+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
     October 1, 1989). If the charge had been included, the results would have been lower.

(++) Includes a per share distribution from paid-in capital of $0.0006.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                   1997             1996             1995           1994         1993**
------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $12.73           $11.79           $10.08         $11.53         $12.52
                                                        ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment loss                                                                                                   $
                                                        $(0.14)          $(0.14)          $(0.09)        $(0.08)        --
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         2.89             2.57             3.42          (0.49)          0.36
                                                        ------           ------           ------         ------         ------
      Total from investment operations                  $ 2.75           $ 2.43           $ 3.33         $(0.57)        $ 0.36
                                                        ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                       $(1.94)          $(1.49)          $(1.62)        $(0.83)        $(1.32)
  In excess of net investment income                      --               --               --             --            (0.03)
  In excess of net realized gain on investments
    and foreign currency transactions                     --               --               --            (0.05)          --
                                                        ------           ------           ------         ------         ------
      Total distributions declared to
        shareholders                                    $(1.94)          $(1.49)          $(1.62)        $(0.88)        $(1.35)
                                                        ------           ------           ------         ------         ------
Net asset value - end of period                         $13.54           $12.73           $11.79         $10.08         $11.53
                                                        ======           ======           ======         ======         ======
Total return                                            22.27%           20.72%           33.20%        (4.96)%          9.29%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.64%            1.75%            1.81%          1.81%          1.33%+
  Net investment loss                                  (0.98)%          (1.06)%          (0.75)%        (0.70)%           --
Portfolio turnover                                         60%              65%             100%            78%            79%
Average commission rate###                             $0.0449          $0.0438         $  --          $  --            $  --
Net assets at end of period (000 omitted)              $25,578          $15,170         $  6,673       $  3,166         $  805

  + Annualized.
 ** For the period from the inception of Class B, September 7, 1993, through December 31, 1993.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31,                                           1997***
------------------------------------------------------------------------------
                                                                    CLASS I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $12.84
                                                                     ------
Income from investment operations# -
  Net investment income                                              $ 0.00+++
  Net realized and unrealized gain on investments and foreign
    currency transactions                                              3.07
                                                                     ------
      Total from investment operations                               $ 3.07
                                                                     ------
Less distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions              $(2.00)
                                                                     ------
Net asset value - end of period                                      $13.91
                                                                     ======
Total return                                                         24.65%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          0.65%+
  Net investment income                                               0.01%+
Portfolio turnover                                                      60%
Average commission rate                                             $0.0449
Net assets at end of period (000 omitted)                           $ 3,909


*** For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

  + Annualized.

 ++ Not annualized.

+++ Per share amount was $0.00007.

  # Per share data are based on average shares outstanding.

 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth Opportunities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in securities prices. Should securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, $1,774,006 was reclassified to accumulated net realized gain on investments and foreign currency transactions from accumulated net investment loss due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or the net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $200 million of average net assets                                 0.50%
Average net assets in excess of $200 million                             0.40%

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentage of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

First $1 billion                                                       0.0150%
Next $1 billion                                                        0.0125%
Next $1 billion                                                        0.0100%
In excess of $3 billion                                                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $16,337 for the year ended December 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $556,133 for the year ended December 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $724,212 for the year ended December 31, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended December 31, 1997, were 0.18% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,277 for Class B shares for the year ended December 31, 1997. Fees incurred under the distribution plan during the year ended December 31, 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1997, were $4,861 and $23,865 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $539,485,455 and $615,515,213, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $703,752,781
                                                                 ------------
Gross unrealized appreciation                                    $308,555,228
Gross unrealized depreciation                                     (35,263,945)
                                                                 ------------
    Net unrealized appreciation                                  $273,291,283
                                                                 ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED DECEMBER 31, 1997          YEAR ENDED DECEMBER 31, 1996
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          27,510,057       $ 407,082,844        20,081,505       $ 265,741,600
Shares issued to shareholders
 in reinvestment of distributions     8,193,543         109,056,560         6,559,488          84,484,449
Shares transferred to Class I          (269,714)         (3,463,128)           --                  --
Shares reacquired                   (29,248,030)       (433,063,756)      (24,769,912)       (327,523,302)
                                    -----------       -------------       -----------       -------------
    Net increase                      6,185,856       $  79,612,520         1,871,081       $  22,702,747
                                    ===========       =============       ===========       =============

Class B Shares
                                       YEAR ENDED DECEMBER 31, 1997          YEAR ENDED DECEMBER 31, 1996
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,904,196       $  27,635,898           901,449       $  11,977,978
Shares issued to shareholders
 in reinvestment of distributions       222,809           2,885,376           113,216           1,432,152
Shares reacquired                    (1,430,169)        (20,713,143)         (388,694)         (5,133,809)
                                    -----------       -------------       -----------       -------------
    Net increase                        696,836       $   9,808,131           625,971       $   8,276,321
                                    ===========       =============       ===========       =============

Class I Shares
                                     PERIOD ENDED DECEMBER 31, 1997*
                                -----------------------------------
                                         SHARES              AMOUNT
-------------------------------------------------------------------
Shares sold                              13,562       $     191,430
Shares transferred from Class A         269,714           3,463,128
Shares issued to shareholders
 in reinvestment of distributions        36,765             488,974
Shares reacquired                       (39,130)           (576,330)
                                    -----------       -------------
    Net increase                        280,911       $   3,567,202
                                    ===========        ============

* For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1997, was $6,061.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Opportunities Fund as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Growth Opportunities Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) GROWTH OPPORTUNITIES FUND

TRUSTEES                                CUSTODIAN
Richard B. Bailey* - Private Investor; State Street Bank and Trust Company Former Chairman and Director (until
1991), Massachusetts Financial          AUDITORS
Services Company                        Deloitte & Touche LLP

Peter G. Harwood - Private Investor     INVESTOR INFORMATION

J. Atwood Ives - Chairman and Chief     For MFS stock and bond market
Executive Officer, Eastern              outlooks, call toll free:
Enterprises                             1-800-637-4458 anytime from a
                                        touch-tone telephone.
Lawrence T. Perera - Partner,
Hemenway & Barnes                       For information on MFS mutual funds,
                                        call your financial adviser or, for
William J. Poorvu - Adjunct             an information kit, call toll free:
Professor, Harvard University           1-800-637-2929 any business day from
Graduate School of Business             9 a.m. to 5 p.m. Eastern time (or
Administration                          leave a message anytime).

Charles W. Schmidt - Private Investor   INVESTOR SERVICE
                                        MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive     P.O. Box 2281
Vice President, Director and            Boston, MA 02107-9906
Secretary, Massachusetts Financial
Services Company                        For general information, call toll free:
                                        1-800-225-2606 any business day from
Jeffrey L. Shames* - Chairman,          8 a.m. to 8 p.m. Eastern time.
President, and Director,
Massachusetts Financial Services        For service to speech- or
Company                                 hearing-impaired, call toll free:
                                        1-800-637-6576 any business day from
Elaine R. Smith - Independent           9 a.m. to 5 p.m. Eastern time. (To
Consultant                              use this service, your phone must be
                                        equipped with a Telecommunications
David B. Stone - Chairman, North        Device for the Deaf.)
American Management Corp. (investment
advisers)                               For share prices, account balances,
                                        and exchanges, call toll free:
INVESTMENT ADVISER                      1-800-MFS-TALK (1-800-637-8255)
Massachusetts Financial Services        anytime from a touch-tone telephone.
Company
500 Boylston Street                     WORLD WIDE WEB
Boston, MA 02116-3741
                                        www.mfs.com
DISTRIBUTOR                             [DALBAR   For the fourth year in a row,
MFS Fund Distributors, Inc.             LOGO]     MFS earned a #1 ranking in the
500 Boylston Street                           DALBAR, Inc. Broker/Dealer Survey,
Boston, MA 02116-3741                   Main Office Operations Service Quality
                                        Category. The firm achieved a 3.42
PORTFOLIO MANAGER                       overall score on a scale of 1 to 4 in
Paul M. McMahon*                        the 1997 survey. A total of 111 firms
                                        responded, offering input on the
TREASURER                               quality of service they received from
W. Thomas London*                       29 mutual fund companies nationwide.
                                        The survey contained questions about
ASSISTANT TREASURERS                    service quality in 11 categories,
Mark E. Bradley*                        including "knowledge of operations
Ellen Moynihan*                         contact," "keeping you informed,"
James O. Yost*                          "ease of doing business" with the firm.

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) GROWTH OPPORTUNITIES FUND                                ----------------
                                                                   Bulk Rate
500 Boylston Street                                               U.S. Postage
Boston, MA 02116-3741                                                 Paid
                                                                      MFS
                                                                ----------------
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INVESTMENT MANAGEMENT
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(C)1998 MFS Fund Distributors, Inc.,
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